UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2018

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry Into a Material Definitive Agreement.

On February 7, 2018, NRG Energy, Inc. (“NRG”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with NRG South Central Generating LLC, a wholly owned subsidiary of NRG (the “Company”), and Cleco Energy LLC (“Cleco”), a wholly owned subsidiary of Cleco Corporate Holdings LLC, pursuant to which NRG has agreed to sell to Cleco one hundred percent (100%) of the outstanding membership interests of the Company (such sale, the “Transaction”).

The Company owns one hundred percent (100%) of the membership interests of each of (a) NRG Sterlington Power LLC, (b) Big Cajun I Peaking Power LLC, (c) Louisiana Generating LLC, (d) New Roads Holdings LLC, (e) Bayou Cove LLC, which in turn owns 100% of the membership interests of Bayou Cove Peaking Power LLC, and (f) Cottonwood Development LLC.

Consideration

Subject to the terms and conditions of the Purchase Agreement, NRG has agreed to sell to Cleco all of the outstanding membership interests of the Company for an aggregate base purchase price, payable in United States funds, of one billion dollars ($1,000,000,000), subject to adjustments for working capital, indebtedness, and certain operations of the Company and its subsidiaries during the interim period between the date of the Purchase Agreement and the consummation of the Transaction (the “Closing”).

Representations and Warranties and Covenants

The Purchase Agreement contains customary representations and warranties of NRG and Cleco.  The representations and warranties of each party set forth in the Purchase Agreement have been made solely for the benefit of the other parties to the Purchase Agreement, and such representations and warranties should not be relied on by any other person.  In addition, such representations and warranties (a) have been qualified by disclosure schedules that the parties have delivered in connection with the execution of the Purchase Agreement, (b) are subject to the materiality standards set forth in the Purchase Agreement, which may differ from what may be viewed as material by investors, (c) in certain cases, were made as of a specific date, and (d) may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact.  Accordingly, no person should rely on the representations and warranties as characterizations of the actual state of facts.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the execution of the Purchase Agreement.

Between the date of the Purchase Agreement and the Closing, subject to certain exceptions, NRG has agreed to operate the Company and its subsidiaries in the ordinary course of business consistent with laws and permits and past practice and to use commercially reasonable efforts to preserve, maintain and protect the assets and business of the Company and its subsidiaries.

Conditions to Closing and Deliverables

The Transaction is subject to various conditions to Closing, including: (a) the accuracy of the representations and warranties of each party at the time of Closing, (b) compliance by each party with its covenants, (c) the absence of any law or order prohibiting the Closing, (d) certain contractual consents having been obtained, (e) receipt of certain regulatory approvals, as necessary (including CFIUS, HSR, FERC, and Louisiana Public Service Commission authorizations), and (f) the absence of a material adverse effect with respect to the Company or its subsidiaries, as well as other customary closing conditions.  The Transaction is expected to close in the second half of 2018.

In connection with the closing of the Transaction, NRG and Cleco will enter in to certain additional ancillary agreements, including a lease agreement between Cottonwood Energy LP, an indirect subsidiary of the Company, and a special purpose entity that is a subsidiary of NRG (which includes a guaranty provided by NRG with respect to the obligations of the NRG entity party thereto under the lease) and a transition services agreement.  In addition, Cleco Corporate Holdings LLC, the parent company of Cleco, has executed and delivered a parent guaranty with respect to obligations of Cleco in connection with the Transaction.

Indemnification and Termination

Both NRG and Cleco have agreed, subject to certain limitations, to indemnify the other party for losses arising from certain breaches of the Purchase Agreement.  In addition, NRG has agreed to indemnify Cleco for liabilities related to certain environmental matters and certain ongoing actions or proceedings, among other things.

The Purchase Agreement contains certain customary termination rights for each of NRG and Cleco, including among other things, that either party may terminate the Purchase Agreement if (a) the parties mutually agree in writing, (b) the closing has not occurred on or before twelve (12) months after the date of the Purchase Agreement, subject to certain exceptions, or (c) the other party has incurably breached a representation, warranty, covenant or agreement contained in the Purchase Agreement resulting in a failure of a condition set forth in the Purchase Agreement.

Cautionary Note Regarding Forward-Looking Information

Certain of the statements included in this Current Report on Form 8-K constitute “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  In particular, they include statements relating to the satisfaction or waiver of the conditions necessary for NRG to complete the Transactions, as well as the anticipated timing of the closing of the Transactions.  These forward-looking statements are subject to a variety of risks and uncertainties.  Such risks and uncertainties include, but are not limited to, the possibility that the closing conditions to the Transactions may not be satisfied or waived in a timely manner or at all, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval, as well as factors described from time to time in NRG’s reports filed with the SEC.  Consequently, actual results and experience may materially differ from those contained in any forward-looking statements.  NRG makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 7, 2018		NRG Energy, Inc.
(Registrant)

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary